Exhibit 10.6

As of May 24, 2011

Crédit Agricole Corporate and Investment Bank

1301 Avenue of the Americas

New York, New York 10019

Attention: Conduit Securitization Group

Ladies and Gentlemen:

Reference is made to that certain Liquidity Asset Purchase Agreement, dated as of July 31, 2006 (as amended or otherwise modified, the “Liquidity Agreement”), among Crédit Agricole Corporate and Investment Bank , f/k/a Calyon New York Branch, as Liquidity Purchaser, Crédit Agricole Corporate and Investment Bank, as Liquidity Agent, Atlantic Asset Securitization LLC, as Issuer, and Crédit Agricole Corporate and Investment Bank, as Agent; and to that certain Receivables Purchase Agreement, dated as of July 31, 2006 (as amended or otherwise modified, the “Receivables Purchase Agreement”), among Amphenol Funding Corp., as Seller, Amphenol Corporation, as Servicer, Atlantic Asset Securitization LLC, as Conduit Purchaser, and Crédit Agricole Corporate and Investment Bank, as Administrative Agent for the Purchasers.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Liquidity Agreement or the Receivables Purchase Agreement, as applicable.

By this letter, Atlantic Asset Securitization LLC, as Issuer under the Liquidity Agreement, and Amphenol Funding Corp., as Seller under the Receivables Purchase Agreement, are requesting that you extend your commitment under the Liquidity Agreement and Receivables Purchase Agreement.  By your signature below, you agree to:

1.               the extension of “Purchase Termination Date” with respect to you in your capacity as a Liquidity Purchaser under the Liquidity Agreement to May 22, 2012; and

2.               the extension of the “Commitment Expiry Date” with respect to you in your capacity as a Related Committed Purchaser under the Receivables Purchase Agreement to May 22, 2012.

By your signature hereto, you also agree to waive any notice period provided for under the Liquidity Agreement or the Receivables Purchase Agreement with respect to the extensions listed above.

Please indicate your acceptance of the terms of this letter by signing a copy thereof where indicated below.

[Signatures Follow]

Amphenol Extension Letter

Yours sincerely,

ATLANTIC ASSET SECURITIZATION LLC,
as Issuer under the Liquidity Agreement, and as Conduit Purchaser under the Receivables Purchase Agreement

By:
Name:
Title:

By:
Name:
Title:

AMPHENOL FUNDING CORP.,
as Seller under the Receivables Purchase Agreement

By:
Name:
Title:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Liquidity Purchaser under the Liquidity Agreement

By:
Name:
Title:

By:
Name:
Title:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Related Committed Purchaser under the Receivables Purchase Agreement

By:
Name:
Title:

By:
Name:
Title:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Liquidity Agent under the Liquidity Agreement

By:
Name:
Title:

By:
Name:
Title:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Administrative Agent under the Receivables Purchase Agreement and as Agent under the Liquidity Agreement

By:
Name:
Title:

By:
Name:
Title:

Consented and Agreed:

AMPHENOL CORPORATION,
as Servicer under the Receivables Purchase Agreement

By:
Name:
Title: